                                   [GRAPHIC]

[GRAPHIC}
                                   Smith Barney
                                   Premium Total
                                   Return Fund

                                   ---------------------------------------------
                                   SEMI-ANNUAL REPORT
                                   ---------------------------------------------

                                   June 30, 1998

                         [LOGO]    Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(SM)

Smith Barney Premium Total Return Fund
================================================================================

The Smith Barney Premium Total Return Fund ("Fund") seeks total return consisting of long-term capital appreciation and income by investing primarily in a diversified portfolio of dividend-paying common stocks.


Smith Barney Premium Total Return Fund's
Average Annual Total Returns Ended
June 30, 1998

                                          Without Sales Charges*
                              --------------------------------------------------
                               Class A      Class B      Class L     Class O#
================================================================================
Six-Months+                      7.41%        7.13%        N/A          7.14%
--------------------------------------------------------------------------------
One-Year                        18.23        17.63         N/A         17.66
--------------------------------------------------------------------------------
Five-Year                       16.96        16.38         N/A         16.41
--------------------------------------------------------------------------------
Ten-Year                          N/A        15.09         N/A          N/A
--------------------------------------------------------------------------------
Since Inception++               16.56        14.29        3.16%+       16.36
================================================================================

                                           With Sales Charges**
                              --------------------------------------------------
                               Class A      Class B      Class L     Class O#
================================================================================
Six-Months+                      2.03%        2.13%       N/A          6.14%
--------------------------------------------------------------------------------
One-Year                        12.31        12.63        N/A         16.66
--------------------------------------------------------------------------------
Five-Year                       15.76        16.27        N/A         16.41
--------------------------------------------------------------------------------
Ten-Year                          N/A        15.09        N/A           N/A
--------------------------------------------------------------------------------
Since Inception++               15.50        14.29       1.13%+       16.36
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

#    On June 12, 1998, Class C shares were renamed Class O shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, September 16, 1985, June 15, 1998 and June 1, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

Because of our continuing concerns with the level of market valuation, market volatility and the sustainability of future corporate earnings growth, we maintained a defensive positioning in the Fund throughout the first half of 1998.

================================================================================
 NASDAQ SYMBOL
================================================================================

           Class A                      SOPAX
           Class B                      SOPTX
           Class L                      SPTLX
           Class O                      SPTCX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ........................................................    1

Distribution Policy .......................................................    4

Historical Performance ....................................................    5

Smith Barney Premium Total Return Fund
at a Glance ...............................................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16

Statements of Changes in Net Assets .......................................   17

Notes to Financial Statements .............................................   18

Financial Highlights ......................................................   23

Additional Shareholder Information ........................................   28

================================================================================
Shareholder Letter
================================================================================

[PHOTO]                       [PHOTO]
HEATH B.                      HARRY J.
MCLENDON                      ROSENBLUTH

Chairman                      Investment Officer


Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney Premium Total Return Fund ("Fund") for the period ended June 30, 1998. In this report we discuss stock market conditions and review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be informative and useful.

A Classic Series Fund

The Premium Total Return Fund is part of the Classic Series of Smith Barney Mutual Funds. The Classic Series funds are mutual funds, whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objective and guidelines. Funds in the Smith Barney Classic Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance Overview

For the six months ended June 30, 1998, the Fund had a total return of 7.41% for its Class A shares without sales charges. During this time, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Index ("S&P 500"), had a total return of 17.7%. Additional performance information regarding the Fund's other share classes can be found on page five.

Market Overview and Outlook

The S&P 500 had a total return of 4.1% for the month of June and returned 17.7% for the six months ended June 30, 1998. Small-capitalization company stocks, as measured by the Russell 2000 Index, continued to significantly lag behind the performance of the large-capitalization names. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade either on the New York, American or Nasdaq stock exchanges. Market capitalization is the value of a company's outstanding shares of common stock, determined by the number of shares outstanding multiplied by the share price.) The Russell 2000 Index returned 0.2% in June and 4.9% year-to-date at the close of the reporting period.

Because of our continuing concerns with the level of market valuation, market volatility and the sustainability of future corporate earnings growth, we maintained a defensive positioning in the Fund throughout the first half of 1998. The invested position of the Fund was about 59% as of June 30, 1998. S&P 500 Index call options were sold to reduce market exposure and to take advantage of stock price volatility and the Fund's cash levels were at about 11% of total Fund assets at the end of the period under review.

The following facts and figures should provide some flavor for the lofty valuations of the stock market today. The Index is currently selling at a price-earnings multiple of nearly 24x trailing twelve month earnings and 23x this year's earnings. (A price-earnings multiple is a widely used gauge of a stock's valuation, that indicates what investors are paying for a company's earnings power at the current stock price.)

The largest 20% of companies in the Index are selling at over 50x most recently reported earnings for last year while only one-third of the companies in the S&P 500 are selling at trailing P/Es of less than 20. Roughly 10% of stocks in the S&P 500 (by



--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         1
capitalization) are selling at an average price-to-book ratio of 8x and an average price-to-earnings ratio of 36x while smaller and mid-capitalization company stocks are selling at a discount to the S&P 500 (Price-to-book ratios show the price of a stock compared to the difference between a company's assets and liabilities.)

Faced with this environment, we have focused our stock selection on mid- and smaller-capitalization company stocks and some select large-capitalization names. Accordingly, as of June 30, 1998, the Fund's portfolio had a weighted average price-to-earnings ratio of 17x trailing earnings, a price-to-book ratio of 2.4x and a dividend yield of 1.8%, very reflective of our value style. (Our value style means that the price we pay for a stock is always our primary consideration.)

The defensive positioning of the Fund portfolio during the first six months of the year has hurt performance results relative to the S&P 500. In addition to the Fund's hedged position, the Fund portfolio has not been heavily invested in the "mega-capitalization" growth stocks that have driven the Index up so far this year. The top forty names (by market capitalization) in the S&P 500, which in aggregate make up 50% of the S&P 500, have returned an average 21% so far this year while the next 460 stocks have returned an average 10%. Of these top forty names, eight are held in the Fund's portfolio and make up roughly 10.1% of the portfolio. We do not own more of these stocks because we believe that the biggest stocks, for the most part, are highly overvalued at this time.

The weighted average market capitalization of the Fund's portfolio as of June 30, 1998 was $23.5 billion versus $70.9 billion for the S&P 500 Index. We think that the invested position of the Fund's portfolio coupled with not owning the "biggest of the big" capitalization stocks, explains its performance shortfall relative to the S&P 500.

In spite of the level of market valuations and market volatility, we continue to find new ideas for the Fund's portfolio. Three of the Fund's largest holdings at December 31, 1997 (Lehman Brothers, Philip Morris Inc. and Long Island Lighting Co.) are no longer top ten positions. They have been replaced in that list by Aetna, Inc., Allmerica Financial Corp. and Tele Danmark A/S. The Fund's portfolio in place today reflects our best investment ideas. It is built from the bottom-up and every stock that is held is selected based on our disciplined stock selection philosophy that focuses on finding companies that are selling at a discount to intrinsic value, that have sound business fundamentals, and that are experiencing improving business conditions.

The most recent significant purchases (a greater than 0.5% position) have included the following:

o    Aetna, Inc. (AET), an insurance, health care and financial services concern

o Ford Motor Co. (F), the world's largest truck manufacturer and second largest auto producer

o Dillard Department Stores (DDS), an operator of 270 department stores in 27 Sunbelt and Midwestern states in the process of acquiring Mercantile Stores, Inc.

o Northrup Grumman Corp. (NOC), the aerospace, defense and electronics giant which Lockheed Martin, Inc. is trying to acquire

o Royal Dutch Petroleum (RD), parent company of Royal Dutch/Shell Group, the world's largest oil and gas conglomerate

o Telebras SA (TBR), the Brazilian national telecommunications concern that recently announced a restructuring and privatization of the company

o WMX Technologies Inc. (WMX), parent company of Waste Management, Inc., which is in the process of merging with USA Waste Services.

--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

These purchases have been made in a number of different sectors of the market and each stock has some catalyst that should lead to improved business operating conditions. Moreover, each stock fits our bottom-up stock selection approach.

Investment Strategy

The Fund's main investment objective is to provide investors with long-term total return by investing primarily in dividend-paying stocks. Our goal is to give people exposure to the equity market -- a market that has historically produced the highest returns relative to other investment classes -- with less risk to principal than if they had invested in the stock market on their own. We believe the best way to accumulate and build wealth is to compound absolute returns.

We are "bottom up" investors who take a total return approach to investing. We look for undervalued stocks and select them one at a time because of each stock's characteristics. In our view the best way to find these undervalued stocks is through a bottom-up approach combining qualitative and quantitative techniques. Our starting point is always individual stocks, never "big picture" economic forecasting.

The stock selection process for the Smith Barney Premium Total Return Fund remained unchanged during the reporting period. The ideal candidate for inclusion in the portfolio would possess three broadly defined characteristics:

     1. Inexpensive valuation (e.g., low Price/Earnings ratio, Price-to-book ratio, Price to net asset value.)

     2. Sound long-term business fundamentals (e.g., high operating returns relative to invested capital, balance sheet strength, a strong competitive position)

     3.   Positive near-term business momentum (e.g., improving business trends)

First of all, the Fund's portfolio exhibits excellent value characteristics -- the price paid for a stock is always the primary consideration. In addition, the portfolio's companies display strong business fundamentals and have better than average business momentum.

Our risk management strategies involve several different aspects. Historically, dividend-paying stocks have proven less volatile than the overall equity market. Beyond that, careful stock selection should help to further reduce risk. We periodically use options, primarily S&P 500 index calls, as part of our hedging strategy to minimize volatility. We adjust the Fund's overall hedge exposure based on our analysis of current market conditions.

The Fund's option program is designed to help reduce portfolio volatility. (An option is the right to buy or sell a security that is granted in exchange for an agreed upon sum.) We never engage in random options writing. Investors in the Fund want exposure to stocks but are typically uncomfortable with volatility. We believe our job is to manage a fully diversified portfolio that seeks to control risk and maximize investment returns over the long run.

Market Perspective and Outlook

Our expectations for the stock market over the next six months contrast to those of many Wall Street professionals. The Wall Street consensus expectation for corporate earnings growth in the second half of 1998 is 14%. With growth rates of 1.7% in the first quarter of this year and 1.5% expected for the second quarter, we do not expect to see such robust earnings growth in the second half of the year. As we stated at the beginning of this report, the Fund continues to be defensively positioned.

With the S&P 500 rising more than 125% over the last three years our concern with the level of market valuation and the quality and sustainability of corporate earnings growth is as great as it has ever been. In addition, problems with Asia show no sign of ebbing anytime soon and will continue to generate uncertainty for domestic stocks as we move ahead into the second half of 1998. We continue to be very cautious and we expect market volatility to continue.



--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         3

We believe that the Fund's portfolio is well positioned to deal with this market environment and we thank you for your investment in the Smith Barney Premium Total Return Fund. We look forward to continuing to help you pursue your financial goals.


Sincerely,



/s/ Heath B. McLendon               /s/ Harry J. Rosenbluth

Heath B. McLendon                   Harry J. Rosenbluth
Chairman                            Investment Officer

July 24, 1998


================================================================================
Top Ten Holdings*                                            As of June 30, 1998
================================================================================

  1.  SLM Holding Corp.                                                     6.1%
--------------------------------------------------------------------------------
  2.  Lowes Corp.                                                           4.1
--------------------------------------------------------------------------------
  3.  MCI Communications Corp.                                              4.1
--------------------------------------------------------------------------------
  4.  Bristol-Myers Squibb Co.                                              3.9
--------------------------------------------------------------------------------
  5.  Morgan Stanley Dean Witter & Co.                                      2.7
--------------------------------------------------------------------------------
  6.  Republic New York Corp.                                               2.2
--------------------------------------------------------------------------------
  7.  Ace, Ltd.                                                             2.1
--------------------------------------------------------------------------------
  8.  Allmerica Financial Corp.                                             1.9
--------------------------------------------------------------------------------
  9.  Tele Danmark A/S, Sponsored ADR                                       1.9
--------------------------------------------------------------------------------
 10.  Aetna Inc.                                                            1.8
--------------------------------------------------------------------------------

*    As a percentage of total common stock.


Smith Barney Premium Total Return Fund
Distribution Policy

A mutual fund pays dividends to satisfy one of the requirements necessary to qualify as a regulated investment company. Regulated investment companies avoid paying federal income, and excise taxes by distributing substantially all of their ordinary income and net capital gains. These distributions reach the shareholder without being diluted by taxes, as well as retaining the long-term capital gain tax benefits. Calendar year-end distributions are designed to ensure the Fund, and the Funds' shareholders, of this favorable tax status.

As you know, the Fund's dividend policy recently has been changed from a monthly distribution to a quarterly one. This change in dividend frequency has no impact on the Fund's total distribution requirements as a regulated investment company, and, as a result, is expected to provide shareholders with a comparable amount of total distributions as had the former policy. Smith Barney Premium Total Return Fund's quarterly dividend policy reflects the long-term total return potential of its equity investments, and its ability to maintain a moderate growth of principal. Shareholders are informed of the source and tax status of all distributions promptly after the close of each calendar year.



--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

==============================================================================================================================
Historical Performance -- Class A Shares
==============================================================================================================================

                                    Net Asset Value
                               --------------------------
                               Beginning           End            Income        Capital Gain        Return            Total
Period Ended                   of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
==============================================================================================================================
6/30/98                        $22.19             $23.12           $0.32           $0.37            $0.00             7.41%+
------------------------------------------------------------------------------------------------------------------------------
12/31/97                        19.14              22.19            0.38            1.25             0.00            25.19
------------------------------------------------------------------------------------------------------------------------------
12/31/96++                      17.40              19.14            0.16            0.47             0.00            13.80+
------------------------------------------------------------------------------------------------------------------------------
7/31/96                         16.33              17.40            0.37            0.91             0.00            14.76
------------------------------------------------------------------------------------------------------------------------------
7/31/95                         15.69              16.33            0.43            0.14             0.71            12.92
------------------------------------------------------------------------------------------------------------------------------
7/31/94                         15.65              15.69            0.55            0.52             0.21             8.65
------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93            15.15              15.65            0.20            0.49             0.33            10.31+
==============================================================================================================================
  Total                                                            $2.41           $4.15            $1.25
==============================================================================================================================


==============================================================================================================================
Historical Performance -- Class B Shares
==============================================================================================================================

                                    Net Asset Value
                               --------------------------
                               Beginning           End            Income        Capital Gain        Return            Total
Period Ended                   of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
==============================================================================================================================
6/30/98                        $22.17             $23.06           $0.30           $0.37            $0.00             7.13%+
------------------------------------------------------------------------------------------------------------------------------
12/31/97                        19.14              22.17            0.29            1.25             0.00            24.55
------------------------------------------------------------------------------------------------------------------------------
12/31/96++                      17.40              19.14            0.12            0.47             0.00            13.57+
------------------------------------------------------------------------------------------------------------------------------
7/31/96                         16.33              17.40            0.29            0.91             0.00            14.21
------------------------------------------------------------------------------------------------------------------------------
7/31/95                         15.69              16.33            0.34            0.14             0.72            12.36
------------------------------------------------------------------------------------------------------------------------------
7/31/94                         15.65              15.69            0.49            0.52             0.20             8.12
------------------------------------------------------------------------------------------------------------------------------
7/31/93                         15.21              15.65            0.19            0.63             0.44            11.68
------------------------------------------------------------------------------------------------------------------------------
7/31/92                         14.26              15.21            0.22            0.00             0.98            15.68
------------------------------------------------------------------------------------------------------------------------------
7/31/91                         13.30              14.26            0.24            0.00             0.96            17.53
------------------------------------------------------------------------------------------------------------------------------
7/31/90                         13.98              13.30            0.22            0.00             1.06             4.62
------------------------------------------------------------------------------------------------------------------------------
7/31/89                         12.90              13.98            0.89            0.26             0.33            21.49
==============================================================================================================================
  Total                                                            $3.59           $4.55             $4.69
==============================================================================================================================

==============================================================================================================================
Historical Performance -- Class L Shares
==============================================================================================================================

                                    Net Asset Value
                               --------------------------
                               Beginning           End            Income        Capital Gain        Return            Total
Period Ended                   of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
==============================================================================================================================
Inception*-- 6/30/98           $23.06             $23.12           $0.00           $0.37            $0.00           3.16%+
==============================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         5

==============================================================================================================================
Historical Performance -- Class O Shares
==============================================================================================================================

                                    Net Asset Value
                               --------------------------
                               Beginning           End            Income        Capital Gain        Return            Total
Period Ended                   of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
==============================================================================================================================
6/30/98                        $22.18             $23.07           $0.30           $0.37            $0.00             7.14%+
------------------------------------------------------------------------------------------------------------------------------
12/31/97                        19.15              22.18            0.30            1.25             0.00            24.60
------------------------------------------------------------------------------------------------------------------------------
12/31/96++                      17.41              19.15            0.12            0.47             0.00            13.58+
------------------------------------------------------------------------------------------------------------------------------
7/31/96                         16.33              17.41            0.29            0.91             0.00            14.30
------------------------------------------------------------------------------------------------------------------------------
7/31/95                         15.69              16.33            0.35            0.14             0.71            12.36
------------------------------------------------------------------------------------------------------------------------------
7/31/94                         15.65              15.69            0.49            0.52             0.20             8.12
------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93            15.45              15.65            0.04            0.09             0.07             2.60+
==============================================================================================================================
  Total                                                            $1.89           $3.75            $0.98
==============================================================================================================================

==============================================================================================================================
Historical Performance -- Class Y Shares
==============================================================================================================================

                                    Net Asset Value
                               --------------------------
                               Beginning           End            Income        Capital Gain        Return            Total
Period Ended                   of Period        of Period        Dividends      Distributions     of Capital        Returns(1)
==============================================================================================================================
6/30/98                        $22.24             $23.19           $0.34           $0.37            $0.00             7.58%+
------------------------------------------------------------------------------------------------------------------------------
12/31/97                        19.17              22.24            0.44            1.25             0.00            25.61
------------------------------------------------------------------------------------------------------------------------------
12/31/96++                      17.42              19.17            0.18            0.47             0.00            13.95+
------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/96            17.57              17.42            0.21            0.46             0.00             2.93+
==============================================================================================================================
  Total                                                            $1.17           $2.55            $0.00
==============================================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

=============================================================================================================================
Average Annual Total Return
=============================================================================================================================

                                                                    Without Sales Charge(1)
                                        -------------------------------------------------------------------------------------
                                        Class A              Class B         Class L             Class O            Class Y
=============================================================================================================================
Six Months Ended 6/30/98+                 7.41%                7.13%           N/A                 7.14%             7.58%
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                       18.23                17.63            N/A                17.66             18.64
-----------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                 16.96                16.38            N/A                16.41               N/A
-----------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                    N/A                15.09            N/A                  N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98               16.56                14.29           3.16%+              16.36             21.21
=============================================================================================================================

                                                                        With Sales Charge(2)
                                        -------------------------------------------------------------------------------------
                                        Class A              Class B         Class L             Class O            Class Y
=============================================================================================================================
Six Months Ended 6/30/98+                 2.03%                2.13%           N/A                 6.14%             7.58%
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                       12.31                12.63            N/A                16.66             18.64
-----------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                 15.76                16.27            N/A                16.41               N/A
-----------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                    N/A                15.09            N/A                  N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98               15.50                14.29           1.13%+              16.36             21.21
=============================================================================================================================


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 6/30/98)                            137.64%
--------------------------------------------------------------------------------
Class B (6/30/88 through 6/30/98)                               307.64
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/98)                              3.16+
--------------------------------------------------------------------------------
Class 0 (Inception* through 6/30/98)                            116.03
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                             58.50
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993 and February 7, 1996,
     respectively.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         7

================================================================================
Smith Barney Premium Total Return Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Premium Total Return Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                              June 1988--June 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Smith Barney                   Standard & Poor's
                        Premium Total Return Fund                500 Index
                        -------------------------                ---------
Jun-1988                        $10,000                          $10,000
Dec-1988                        $10,008                          $10,343
Dec-1989                        $11,920                          $13,615
Dec-1990                        $12,281                          $13,192
Dec-1991                        $16,005                          $17,203
Dec-1992                        $18,146                          $18,513
Dec-1993                        $20,287                          $20,374
Dec-1994                        $20,880                          $20,642
Dec-1995                        $25,439                          $28,389
Dec-1996                        $30,550                          $32,723
Dec-1997                        $37,478                          $43,639
Jun-1998                        $40,764                          $51,372


+ Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 1998, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------
Banking and Financial Services                         13.5%
Capital Goods                                           3.1%
Consumer Non-Durables                                  10.3%
Consumer Services                                      14.9%
Energy                                                  7.4%
Healthcare                                             10.8%
Insurance                                              12.0%
Other                                                   5.8%
Real Estate                                             3.2%
Consumer Durables                                       1.9%
Technology                                              2.8%
Utilities                                              14.3%

* As a percentage of total common stock.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Breakdown
--------------------------------------------------------------------------------

Preferred Stock                                         4.1%
Corporate Bonds                                         1.2%
Convertible Bonds                                       0.1%
Cash Equivalent                                        11.1%
Common Stock                                           83.5%


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

============================================================================================================
Schedule of Investments (unaudited)                                                            June 30, 1998
============================================================================================================

     SHARES                                                  SECURITY                              VALUE
============================================================================================================
COMMON STOCK -- 83.5%
Banking and Financial Services -- 11.3%
          100,000       Cal Fed BanCorp Inc.+                                                 $    2,150,000
          571,600       Federal Home Loan Mortgage Corp.                                          26,900,925
          143,700       JSB Financial Inc.                                                         8,415,431
          333,400       Lehman Brothers Holdings, Inc.                                            25,859,338
          990,800       Local Financial                                                           12,880,400
           11,974       Morgan ST "Sony Corp"-- (currency protected security)+                    20,198,641
        1,200,000       Morgan Stanley Dean Witter & Co.                                         109,650,000
        1,410,800       Republic New York Corp.                                                   88,792,225
        4,974,250       SLM Holding Corp.++                                                      243,738,250
------------------------------------------------------------------------------------------------------------
                                                                                                 538,585,210
------------------------------------------------------------------------------------------------------------
Capital Goods -- 2.6%
          659,300       Fluor Corp.++                                                             33,624,300
          245,938       Lockheed Martin Corp.++                                                   26,038,686
        1,000,000       Louisiana-Pacific Corp.++                                                 18,250,000
          645,700       Lubrizol Corp.                                                            19,532,425
          291,500       Raytheon Co., Class B Shares                                              17,234,938
          219,600       W.W. Grainger, Inc.                                                       10,938,825
------------------------------------------------------------------------------------------------------------
                                                                                                 125,619,174
------------------------------------------------------------------------------------------------------------
Consumer Durables -- 1.6%
          104,400       Borg-Warner Automotive Inc.                                                5,017,725
          450,000       Ford Motor Co.                                                            26,550,000
          675,000       Fuji Photo Film, Unsponsored ADR                                          23,329,687
          689,510       Volvo Aktie Bolget, Sponsored ADR                                         20,383,639
------------------------------------------------------------------------------------------------------------
                                                                                                  75,281,051
------------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 8.6%
          420,000       Alberto-Culver Co., Class A Shares++                                      10,657,500
          600,000       B.A.T. Industries PLC, Sponsored ADR++                                    12,112,500
          750,000       Fortune Brands, Inc.++                                                    28,828,125
          275,000       Gallaher Group PLC, Sponsored ADR                                          6,015,625
        2,056,700       Loews Corp.#                                                             179,189,987
          658,600       Nestle S.A., Sponsored ADR                                                69,811,600
           18,260       Nestle S.A., Sponsored ADR@                                                1,944,690
          394,300       Premark International, Inc.                                               12,716,175
        1,621,100       Philip Morris Cos., Inc.#                                                 63,830,812
          300,800       UST, Inc.                                                                  8,121,600
          850,000       Whitman Corp.                                                             19,496,875
------------------------------------------------------------------------------------------------------------
                                                                                                 412,725,489
------------------------------------------------------------------------------------------------------------
Consumer Services -- 12.6%
          308,900       Bowne & Co., Inc.                                                         13,900,500
          379,300       Capstar Broadcasting Corp., Class A Shares+                                9,529,913
        1,106,700       Deluxe Corp.                                                              39,633,694
          617,500       Dillard's, Inc., Class A Shares                                           25,587,656
        1,396,100       Dun & Bradstreet Corp.                                                    50,434,113
        1,148,600       H & R Block Inc.                                                          48,384,775
          904,500       Harcourt General, Inc.++                                                  53,817,750
          763,850       Hasbro Inc.++                                                             30,028,853
          442,000       J.C. Penney Co., Inc.                                                     31,962,125

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         9

============================================================================================================
Schedule of Investments (unaudited)(continued)                                                 June 30, 1998
============================================================================================================

     SHARES                                                  SECURITY                              VALUE
============================================================================================================
Consumer Services -- 12.6% (continued)
        1,214,200       Kmart Corp.+++                                                        $   23,373,350
          619,100       Liz Claiborne, Inc.++                                                     32,347,975
          268,312       Luby's Cafeterias Inc.                                                     4,712,230
          885,000       McDonald's Corp.                                                          61,065,000
          570,300       Mercantile Stores Co., Inc.                                               45,018,056
           36,950       Midas, Inc.                                                                  743,619
          500,000       Moore Corp., Ltd.++                                                        6,625,000
          268,700       Pittston Brink's Group                                                     9,908,313
          221,500       Sbarro Inc.                                                                6,008,187
        1,324,700       Viad Corp.                                                                36,760,425
        2,147,500       Venator Group Inc.                                                        41,070,937
          400,000       Wal-Mart Stores, Inc.++                                                   24,300,000
------------------------------------------------------------------------------------------------------------
                                                                                                 595,212,471
------------------------------------------------------------------------------------------------------------
Diamonds/Precious Stones -- 0.2%
          598,000       De Beers Cons Mines ADR++                                                 10,465,000
------------------------------------------------------------------------------------------------------------
Energy -- 6.2%
          600,000       Elf Aquitaine, Sponsored ADR++                                            42,600,000
          200,000       Eni S.p.A., Sponsored ADR++                                               13,000,000
          480,200       Mobil Oil Corp.#                                                          36,795,325
          863,000       Repsol S.A., Sponsored ADR++                                              47,465,000
          450,000       Royal Dutch Petroleum Co.                                                 24,665,625
          840,000       Sun Co., Inc.++                                                           32,602,500
        1,344,300       Tosco Corp.++                                                             39,488,813
          450,000       Total S.A., Sponsored ADR++                                               29,418,750
          964,448       Ultramar Diamond Shamrock CP                                              30,440,390
------------------------------------------------------------------------------------------------------------
                                                                                                 296,476,403
------------------------------------------------------------------------------------------------------------
Gold Mining -- 0.2%
          650,000       Homestake Mining Co.++                                                     6,743,750
------------------------------------------------------------------------------------------------------------
Healthcare -- 9.1%
          507,400       Abbott Labs, Inc.                                                         20,739,975
          958,100       Aetna Inc.                                                                72,935,362
        1,393,800       Astra AB, Sponsored ADR, Class A Shares                                   28,572,900
        1,349,000       Bristol-Myers Squibb Co.                                                 155,050,687
          766,900       Columbia/HCA Healthcare Corp.++                                           22,335,962
          550,000       Foundation Health Systems, Inc., Class A Shares+                          14,506,250
          430,000       Merck & Co., Inc.                                                         57,512,500
          333,000       Pharmacia & Upjohn Inc.                                                   15,359,625
          505,600       Schering-Plough Corp.                                                     46,325,600
------------------------------------------------------------------------------------------------------------
                                                                                                 433,338,861
------------------------------------------------------------------------------------------------------------
Insurance -- 10.0%
        2,193,900       Ace, Ltd.                                                                 85,562,100
        1,145,668       Allmerica Financial Corp.                                                 74,468,420
          430,550       Allstate Corp.                                                            39,422,234
          525,675       Aon Corp.++                                                               36,928,669
          619,000       Everest Reinsurance Holdings                                              23,792,813
          581,600       Exel Ltd.++                                                               45,255,750
          215,000       Financial Security Assurance Holdings Inc.++                              12,631,250
           22,300       General Re Corp.++                                                         5,653,050

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

============================================================================================================
Schedule of Investments (unaudited)(continued)                                                 June 30, 1998
============================================================================================================

     SHARES                                                  SECURITY                              VALUE
============================================================================================================
Insurance -- 10.0% (continued)
          201,200       Horace Mann Educators Co.                                             $    6,941,400
          349,200       IPC Holdings Ltd.                                                         10,585,125
          453,300       Mid Ocean Ltd.                                                            35,584,050
          251,600       Partnerre Ltd.                                                            12,831,600
          839,600       St. Paul Cos., Inc.                                                       35,315,675
          450,000       Terra Nova Holdings Ltd. (Bermuda)                                        14,118,750
          603,500       TIG Holdings Inc.                                                         13,880,500
          334,800       Transatlantic Holdings Inc.                                               25,884,225
------------------------------------------------------------------------------------------------------------
                                                                                                 478,855,611
------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.4%
        1,300,000       Agrium, Inc.                                                              16,412,500
          176,800       FBR Asset Investment Corp@                                                 3,182,400
------------------------------------------------------------------------------------------------------------
                                                                                                  19,594,900
------------------------------------------------------------------------------------------------------------
Real Estate -- 2.7%
          250,000       American General Hospitality++                                             5,312,500
        1,000,000       Anthracite Capital, Inc.                                                  13,875,000
          110,600       Apartment Investment & Management Co., Class A Shares                      4,368,700
           89,200       Associated Estates Realty Corp.                                            1,666,925
           92,733       Avalon Bay Communities, Inc.                                               3,523,854
          142,433       Camden Property Trust                                                      4,237,382
          465,700       Capital Automotive REIT                                                    6,607,119
          480,000       Captec Net Lease Realty, Inc.                                              7,320,000
          154,800       Charles E. Smith Residential Realty, Inc.                                  4,953,600
          328,800       Equity Inns Inc.                                                           4,336,050
           20,000       Horizon Group Properties, Inc.+                                              131,875
          286,300       Mid-America Apartment Communities                                          7,533,269
          400,000       Prime Retail Inc.                                                          4,775,000
          304,900       RFS Hotels Investment Inc.                                                 5,793,100
          291,800       Storage Trust Realty                                                       6,820,825
          160,000       Summit Properties Inc.                                                     3,030,000
        1,466,200       TrizecHahn Corp.                                                          31,431,663
          400,000       Walden Residential Properties Inc.#                                       11,475,000
           62,650       Wellsford Residential Property Trust+                                        869,269
------------------------------------------------------------------------------------------------------------
                                                                                                 128,061,131
------------------------------------------------------------------------------------------------------------
Steel Producers -- 1.0%
        2,159,100       British Steel PLC, Sponsored ADR++                                        49,119,525
          350,000       Nucor Corp.                                                               16,100,000
------------------------------------------------------------------------------------------------------------
                                                                                                  65,219,525
------------------------------------------------------------------------------------------------------------
Technology -- 2.4%
        1,000,000       Compaq Computer Corp.++                                                   28,375,000
          600,000       Electronic Data Systems Corp.                                             24,000,000
        1,416,200       First Data Corp.++                                                        47,177,162
          350,000       Tektronix, Inc.++                                                         12,381,250
------------------------------------------------------------------------------------------------------------
                                                                                                 111,933,412
------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        11

============================================================================================================
Schedule of Investments (unaudited)(continued)                                                 June 30, 1998
============================================================================================================

     SHARES                                                  SECURITY                              VALUE
============================================================================================================
Transportation -- 1.1%
        1,670,900       Canadian Pacific Ltd.                                                 $   47,411,787
           94,400       Stolt Nielson S.A.                                                         1,616,600
          127,400       Stolt Nielson S.A., Sponsored ADR++                                        2,213,575
------------------------------------------------------------------------------------------------------------
                                                                                                  51,241,962
------------------------------------------------------------------------------------------------------------
Utilities -- 11.9%
          435,500       CMS Energy Corp.                                                          19,162,000
          450,000       Columbia Energy Group++                                                   25,031,250
        1,564,700       Entergy Corp.++                                                           44,985,125
        1,268,557       FirstEnergy Corp.++                                                       39,008,128
          501,300       Illinova Corp.                                                            15,039,000
        1,749,632       MarketSpan Corp.                                                          52,379,608
        2,847,000       MCI Communications Corp.                                                 165,481,875
          539,300       Pinnacle West Capital Corp.                                               24,268,500
          572,300       Public Service New Mexico                                                 12,984,056
        1,650,000       Tele Danmark A/S, Sponsored ADR++                                         77,756,250
          434,000       Telecomunicacoes Brasileiras S.A., Sponsored ADR                          47,387,375
          652,700       Telefonos de Mexico S.A., Sponsored ADR, Class L Shares++                 31,370,394
          370,600       Telephone & Data Systems, Inc.                                            14,592,375
------------------------------------------------------------------------------------------------------------
                                                                                                 569,445,936
------------------------------------------------------------------------------------------------------------
Waste Management -- 1.6%
          555,000       U.S.A. Waste Services Inc.+++                                             27,403,125
        1,380,600       Waste Management, Inc.                                                    48,321,000
------------------------------------------------------------------------------------------------------------
                                                                                                  75,724,125
------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost-- $2,716,964,066)                                                3,994,524,011
============================================================================================================

PREFERRED STOCK -- 4.1%
Banking and Financial Services -- 2.3%
            4,500       BankUnited Capital Trust, 10.250% due 12/31/26                             4,837,500
           80,000       Criimi Mae Inc., Series B, Convertible 10.875%#                            2,695,000
          760,000       Golden State Bancorp, Convertible 8.750%                                  65,882,500
          304,767       Riggs National Corp., Washington, D.C.,
                          Series B, Exchangeable 10.750%#                                          8,457,284
          250,000       Salomon Inc., Convertible 6.750%#                                         11,656,250
          600,000       SL Green Realty Corp., 8.000%                                             15,300,000
------------------------------------------------------------------------------------------------------------
                                                                                                 108,828,534
------------------------------------------------------------------------------------------------------------
Insurance -- 0.2%
          143,500       Aetna Inc., 6.250% due 7/19/00++                                          10,780,438
------------------------------------------------------------------------------------------------------------
Oil-Refining -- 0.3%
        1,000,000       Tesoro Petroleum Corp., 7.250% due 7/1/01                                 15,937,500
------------------------------------------------------------------------------------------------------------
Rail-Transportation -- 0.5%
          472,000       Union Pacific Capital Trust, 6.250% due 4/1/28@                           22,125,000
------------------------------------------------------------------------------------------------------------
Real Estate -- 0.8%
          160,000       Crown American Realty Trust, Series A, Exchangeable 11.000%@               8,580,000
          350,000       General Growth Properties, 7.250% due 7/15/08                              8,837,500
          200,000       First Washington Realty Inc., Series A, Exchangeable 9.750%@               5,887,500
          243,000       Prime Retail Inc., Series A, Exchangeable 10.500%#                         6,409,125

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

============================================================================================================
Schedule of Investments (unaudited)(continued)                                                 June 30, 1998
============================================================================================================

     SHARES                                                  SECURITY                              VALUE
============================================================================================================
Real Estate -- 0.8% (continued)
           77,700       Security Capital Pacific Trust#                                       $    2,340,712
          200,000       Walden Residential Properties Inc., Series B, Exchangeable 9.160%#         5,087,500
------------------------------------------------------------------------------------------------------------
                                                                                                  37,142,337
------------------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost-- $138,898,029)                                                    194,813,809
============================================================================================================

       FACE
      AMOUNT                                                 SECURITY                            VALUE
============================================================================================================
CORPORATE BONDS -- 1.2%
Financial -- 0.2%
$       4,000,000       Hawthorne Financial Corp., 12.500% due 12/31/04                            4,210,000
        2,000,000       Mego Mortgage, 12.500% due 12/1/01                                         1,802,500
        2,000,000       Mego Mortgage, 12.500% due 12/1/01@                                        1,902,500
        3,000,000       Wilshire Financial Services, 13.000% due 1/1/04                            3,247,500
------------------------------------------------------------------------------------------------------------
                                                                                                  11,162,500
------------------------------------------------------------------------------------------------------------
Food Retail -- 0.4%
       11,300,000       P&C Food Markets, 11.500% due 10/15/01                                     9,181,250
       11,860,000       Penn Traffic Co., 8.625% due 12/15/03                                      9,161,850
------------------------------------------------------------------------------------------------------------
                                                                                                  18,343,100
------------------------------------------------------------------------------------------------------------
Gas Transmission -- 0.1%
                        Columbia Gas Systems Inc., Debentures:
          774,000         6.390% due 12/28/00                                                        779,805
          771,000         6.610% due 11/28/02                                                        783,529
          771,000         6.800% due 11/28/05                                                        796,057
          771,000         7.050% due 11/28/07                                                        798,949
          771,000         7.320% due 11/28/10                                                        815,332
          771,000         7.420% due 11/28/15                                                        814,369
          771,000         7.620% due 11/28/25                                                        818,224
------------------------------------------------------------------------------------------------------------
                                                                                                   5,606,265
------------------------------------------------------------------------------------------------------------
Industrial -- 0.5%
        5,635,000       Comcast Corp., 9.375% due 5/15/05+                                         6,057,625
        4,915,000       Paging Network, 8.875% due 2/1/06                                          4,841,275
        6,000,000       Rogers Cable Systems Inc., 10.000% due 3/15/05                             6,660,000
        4,000,000       Shop At Home Inc., 11.000% due 4/1/05                                      4,155,000
------------------------------------------------------------------------------------------------------------
                                                                                                  21,713,900
------------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                        (Cost-- $57,113,701)                                                      56,825,765
============================================================================================================

CONVERTIBLE BONDS -- 0.1%
        2,500,000         Ashanti Capital, 5.500% due 3/15/03++                                    1,962,500
        1,500,000         Pacific Concord Financial,  4.750% due 12/10/98@                         1,470,000
------------------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS
                        (Cost-- $4,000,000)                                                        3,432,500
============================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        13

============================================================================================================
Schedule of Investments (unaudited)(continued)                                                 June 30, 1998
============================================================================================================

     SHARES                                                  SECURITY                              VALUE
============================================================================================================
WARRANTS -- 0.0%
            5,509       Security Cap Group, Expire 9/18/98+ (Cost-- $34,673)                  $        1,894
============================================================================================================
                        SUB-TOTAL INVESTMENTS
                        (Cost-- $2,917,010,469)                                                4,249,597,979
============================================================================================================

       FACE
      AMOUNT                                                 SECURITY                            VALUE
============================================================================================================
REPURCHASE AGREEMENT -- 11.1%
     $532,638,000       Chase Manhattan Bank, 5.696% due 7/1/98;
                        Proceeds at maturity -- $532,722,275; (Fully collateralized by U.S. Treasury Notes, 5.375% due 6/30/00;
                        Market value-- $543,416,967) (Cost-- $532,638,000)                       532,638,000
============================================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost-- $3,449,648,469*)                                              $4,782,235,979
============================================================================================================

+    Non-income producing security.

++   A portion of this security is on loan (See Note 6).

#    Security segregrated by Custodian to cover written call options.

@ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

===========================================================================================
Statement of Assets and Liabilities (unaudited)                               June 30, 1998
===========================================================================================
ASSETS:
     Investments, at value (Cost--$2,917,010,469)                           $ 4,249,597,979
     Repurchase agreement (Cost--$532,638,000)                                  532,638,000
     Cash                                                                               745
     Collateral for securities on loan (Note 6)                                 511,704,634
     Receivable for securities sold                                               5,521,118
     Receivable for Fund shares sold                                              6,886,506
     Dividends and interest receivable                                           12,055,316
-------------------------------------------------------------------------------------------
     Total Assets                                                             5,318,404,298
-------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                                    511,704,634
     Options written (Note 4)                                                   194,334,375
     Payable for securities purchased                                            33,106,398
     Investment advisory fees payable                                             2,165,272
     Administration fees payable                                                    799,326
     Distribution fees payable                                                      771,595
     Payable for Fund shares purchased                                              214,045
     Accrued expenses                                                               294,394
-------------------------------------------------------------------------------------------
     Total Liabilities                                                          743,390,039
-------------------------------------------------------------------------------------------
Total Net Assets                                                            $ 4,575,014,259
===========================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                             $       198,260
     Capital paid in excess of par value                                      3,156,624,407
     Overdistributed net investment income                                      (26,479,912)
     Accumulated net realized gain from security transactions and options       145,264,920
     Net unrealized appreciation of investments and options                   1,299,406,584
-------------------------------------------------------------------------------------------
Total Net Assets                                                            $ 4,575,014,259
===========================================================================================
Shares Outstanding:
     Class A                                                                     41,154,586
     --------------------------------------------------------------------------------------
     Class B                                                                    148,683,757
     --------------------------------------------------------------------------------------
     Class L                                                                        239,849
     --------------------------------------------------------------------------------------
     Class O                                                                      5,470,061
     --------------------------------------------------------------------------------------
     Class Y                                                                      2,711,424
     --------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                  $23.12
     --------------------------------------------------------------------------------------
     Class B *                                                                       $23.06
     --------------------------------------------------------------------------------------
     Class L **                                                                      $23.12
     --------------------------------------------------------------------------------------
     Class O **                                                                      $23.07
     --------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                  $23.19
     --------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)               $24.34
     --------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)               $23.35
===========================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        15

=================================================================================
Statement of Operations (unaudited)        For the Six Months Ended June 30, 1998
=================================================================================
INVESTMENT INCOME:
     Dividends                                                    $    45,499,038
     Interest                                                          18,383,934
     Less: Foreign withholding tax                                     (1,790,198)
---------------------------------------------------------------------------------
     Total Investment Income                                           62,092,774
---------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                        13,944,297
     Investment advisory fees (Note 2)                                 12,056,197
     Administration fees (Note 2)                                       4,384,072
     Shareholder and system servicing fees                              1,845,830
     Registration fees                                                    134,986
     Shareholder communications                                           126,939
     Custody                                                               72,575
     Audit and legal                                                       24,727
     Insurance                                                             15,372
     Trustees' fees                                                         9,546
     Other                                                                 11,970
---------------------------------------------------------------------------------
     Total Expenses                                                    32,626,511
---------------------------------------------------------------------------------
Net Investment Income                                                  29,466,263
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)       271,499,250
        Options written                                               (86,300,624)
---------------------------------------------------------------------------------
     Net Realized Gain                                                185,198,626
---------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of
     Investments and Options:
        Beginning of period                                         1,210,594,087
        End of period                                               1,299,406,584
---------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                           88,812,497
---------------------------------------------------------------------------------
Net Gain on Investments and Options                                   274,011,123
---------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $   303,477,386
=================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

==========================================================================================================
Statements of Changes in Net Assets
==========================================================================================================

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                                            1998               1997
=========================================================================================================
OPERATIONS:
     Net investment income                                             $    29,466,263    $    54,219,703
     Net realized gain                                                     185,198,626        246,317,401
     Increase in net unrealized appreciation                                88,812,497        491,156,780
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                303,477,386        791,693,884
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (58,398,040)       (53,130,328)
     Net realized gains                                                    (73,201,506)      (220,180,678)
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                     (131,599,546)      (273,311,006)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                      489,425,570        836,715,233
     Net asset value of shares issued for reinvestment
        of dividends                                                       102,752,768        204,886,682
     Cost of shares reacquired                                            (336,787,351)      (444,981,969)
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                                            255,390,987        596,619,946
---------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     427,268,827      1,115,002,824
NET ASSETS:
     Beginning of period                                                 4,147,745,432      3,032,742,608
---------------------------------------------------------------------------------------------------------
     End of period*                                                    $ 4,575,014,259    $ 4,147,745,432
=========================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $   (26,479,912)   $     2,451,865
=========================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        17

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly known as Smith Barney Utilities Fund) and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate semi-annual reports dated January 31, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the last sale price or, in the absence of the last price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2. Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Strategy Advisers Inc. ("SBSA"), a subsidiary of Mutual Management Corp. ("MMC") which, in turn, is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays SBSA an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBSA has entered into a sub-advisory agreement with Boston Partners Asset Management, L.P. ("Boston Partners"). Pursuant to the sub-advisory agreement, Boston Partners is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBSA pays Boston Partners a monthly fee calculated at an annual rate of 0.15% of the average daily net assets of the Fund. This fee is paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended June 30, 1998, SB received brokerage commissions of $425,088.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class O shares. In addition, June 15, 1998 is the inception date for Class L shares, which are being sold at net asset value plus a maximum initial sales charge of 1.00%. For the six months ended June 30, 1998, SB received sales charges of approximately $1,268,000 for sales of the Fund's Class A shares and $43,000 for sales of the Fund's Class L shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended June 30, 1998, CDSCs paid to SB were:

                                                     Class B        Class O
================================================================================
CDSCs                                              $1,330,000       $16,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. For the six months ended June 30, 1998, total Distribution Plan fees incurred were:

                                                                   Distribution
                                                                     Plan Fees
================================================================================
Class A                                                           $    1,127,877
--------------------------------------------------------------------------------
Class B                                                               12,420,258
--------------------------------------------------------------------------------
Class L                                                                    1,256
--------------------------------------------------------------------------------
Class O                                                                  394,906
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3.   Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $861,282,112
--------------------------------------------------------------------------------
Sales                                                                763,206,820
================================================================================


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        19

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $1,402,648,578
Gross unrealized depreciation                                       (70,061,068)
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $1,332,587,510
================================================================================

4.   Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended June 30, 1998:

                                                                      Number of
                                                                      Contracts                        Premiums
==================================================================================================================
Options written, outstanding at December 31, 1997                      21,500                       $ 120,321,486
Options written during the six months ended June 30, 1998              32,100                         239,313,863
Options cancelled in closing purchase transactions                    (30,500)                       (198,481,900)
------------------------------------------------------------------------------------------------------------------
Options written, outstanding at June 30, 1998                          23,100                       $ 161,153,449
==================================================================================================================

The following table represents the written call option contracts open at June 30, 1998:

  Number of                                                                           Strike
   Contracts                                                          Expiration       Price           Value
==================================================================================================================
   1,000,000   S&P 500 Index                                           9/19/98         $1,060       $  97,000,000
     560,000   S&P 500 Index                                           9/19/98          1,075          47,600,000
     750,000   S&P 500 Index                                           9/19/98          1,100          49,734,375
------------------------------------------------------------------------------------------------------------------
               Total Call Options Written
               (Premiums received-- $161,153,449)                                                    $194,334,375
==================================================================================================================


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

5.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

6.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1998, the Fund had loaned common stocks having a value of approximately $495,487,237 and holds the following collateral for loaned securities:

Security Description                                                            Value
===========================================================================================
Time Deposits:
   UBS, 6.000% due 7/1/98                                                   $  5,905,885
   Banque Paribas, 6.500% due 7/1/98                                          75,518,985
   Deutsche Bank, 7.000% due 7/1/98                                           61,397,549
   Svenska Handelsbank, 6.500% due 7/1/98                                     61,397,549
   Toronto Dominion, 6.500% due 7/1/98                                        61,397,549

Repurchase Agreements:
   Goldman, Sachs, 6.250% due 7/1/98                                          38,517,647
   Morgan Stanley, 6.250% due 7/1/98                                          39,908,407

Commercial Paper:
   Citibank Credit Card MT 4-2, 5.607% due 7/27/98                            16,908,077
   Mitsubishi International, 5.615% due 7/30/98                               49,391,957
   Dakota, 5.586% due 7/16/98                                                 49,738,246
   Old Line Funding, 5.608% due 7/1/98                                        51,622,783
-------------------------------------------------------------------------------------------
Total                                                                       $511,704,634
===========================================================================================


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                    21

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7.   Shares of Beneficial Interest

At June 30, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                                      Class A              Class B             Class L              Class O             Class Y
====================================================================================================================================
Total Paid-in Capital              $684,034,752        $2,306,534,124        $5,497,942          $107,547,875         53,207,974
====================================================================================================================================

Transactions in shares of each class were as follows:

                                                           Six Months Ended                             Year Ended
                                                            June 30, 1998                             December 31, 1997
                                                 -----------------------------------         -----------------------------------
                                                    Shares                Amount                Shares                Amount
================================================================================================================================
Class A
Shares sold                                        5,185,686           $ 119,028,014            7,107,852          $ 148,102,037
Shares issued on reinvestment                        986,213              22,458,141            2,132,100             45,150,021
Shares redeemed                                   (2,574,350)            (59,244,254)          (3,453,293)           (72,491,471)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       3,597,549           $  82,241,901            5,786,659          $ 120,760,587
================================================================================================================================
Class B
Shares sold                                       13,921,781           $ 318,069,615           29,688,917          $ 617,410,878
Shares issued on reinvestment                      3,402,359              77,316,453            7,330,304            155,323,915
Shares redeemed                                  (11,600,957)           (265,872,145)         (17,135,886)          (357,356,107)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       5,723,183           $ 129,513,923           19,883,335          $ 415,378,686
================================================================================================================================
Class L+
Shares sold                                          237,677           $   5,448,420                   --                     --
Shares issued on reinvestment                          2,183                  49,773                   --                     --
Shares redeemed                                          (11)                   (251)                  --                     --
--------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         239,849           $   5,497,942                   --                     --
================================================================================================================================
Class O++
Shares sold                                        1,624,138           $  37,166,762            2,288,586          $  47,815,009
Shares issued on reinvestment                        128,723               2,928,309              206,937              4,412,593
Shares redeemed                                     (505,955)            (11,670,701)            (498,841)           (10,416,117)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       1,246,906           $  28,424,370            1,996,682          $  41,811,485
================================================================================================================================
Class Y
Shares sold                                          423,498           $   9,712,759            1,113,070          $  23,387,309
Shares issued on reinvestment                              4                      92                    7                    153
Shares redeemed                                           --                      --             (212,175)            (4,718,274)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         423,502           $   9,712,851              900,902          $  18,669,188
================================================================================================================================

+ Transactions for Class L shares are for the period from June 15, 1998 (inception date) to June 30, 1998.

++   On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
22                                        Smith Barney Premium Total Return Fund

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                              1998(1)         1997(2)         1996(2)(3)        1996         1995           1994
================================================================================================================================
Net Asset Value, Beginning of Period        $22.19          $19.14            $17.40          $16.33       $15.69        $15.65
--------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                      0.27            0.39              0.16            0.37         0.44          0.33
   Net realized and unrealized gain           1.35            4.29              2.21            1.98         1.48          0.99
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  1.62            4.68              2.37            2.35         1.92          1.32
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.32)          (0.38)            (0.16)          (0.37)       (0.43)        (0.55)
   Net realized gains                        (0.37)          (1.25)            (0.47)          (0.91)       (0.14)        (0.52)
   Capital                                      --              --                --              --        (0.71)        (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.69)          (1.63)            (0.63)          (1.28)       (1.28)        (1.28)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $23.12          $22.19            $19.14          $17.40       $16.33        $15.69
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                  7.41%++        25.19%            13.80%++        14.76%       12.92%         8.65%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $951,502        $833,540          $608,203        $534,329     $471,578       $67,699
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.11%+          1.11%             1.12%+          1.12%        1.16%         1.19%
   Net investment income                      1.73+           1.89              2.05+           2.16         2.81          2.05
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         19%             43%               30%             58%          63%           34%
--------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)            $0.06           $0.06             $0.06           $0.06           --            --
================================================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from August 1, 1996 to December 31, 1996.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        23

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                               1998(1)         1997(2)       1996(2)(3)            1996          1995          1994
==================================================================================================================================
Net Asset Value, Beginning of Period         $22.17          $19.14          $17.40             $16.33        $15.69        $15.65
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       0.14            0.29            0.12               0.28          0.36          0.25
   Net realized and unrealized gain            1.42            4.28            2.21               1.99          1.48          1.00
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   1.56            4.57            2.33               2.27          1.84          1.25
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.30)          (0.29)          (0.12)             (0.29)        (0.34)        (0.49)
   Net realized gains                         (0.37)          (1.25)          (0.47)             (0.91)        (0.14)        (0.52)
   Capital                                       --              --              --                 --         (0.72)        (0.20)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.67)          (1.54)          (0.59)             (1.20)        (1.20)        (1.21)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $23.06          $22.17          $19.14             $17.40        $16.33        $15.69
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                   7.13%++        24.55%          13.57%++           14.21%        12.36%         8.12%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $3,429          $3,170          $2,355             $2,021        $1,655        $1,697
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.60%+          1.60%           1.54%+             1.62%         1.66%         1.66%
   Net investment income                       1.23+           1.39            1.63+              1.66          2.31          1.58
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          19%             43%             30%                58%           63%           34%
----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)             $0.06           $0.06           $0.06              $0.06            --            --
==================================================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from August 1, 1996 to December 31, 1996.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class L Shares                                                        1998(1)
================================================================================
Net Asset Value, Beginning of Period                                  $23.06
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                                0.01
   Net realized and unrealized gain                                     0.42
--------------------------------------------------------------------------------
Total Income From Operations                                            0.43
--------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                                  (0.37)
--------------------------------------------------------------------------------
Total Distributions                                                    (0.37)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $23.12
--------------------------------------------------------------------------------
Total Return++                                                          3.16%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                      $5,544
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                                             1.97%
   Net investment income                                                2.31
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   19%
--------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions                                         $0.06
================================================================================

(1) For the period from June 15, 1998 (inception date) to June 30, 1998 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.



--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        25

================================================================================
Financial Highlights (continued)
================================================================================


For a share of each class of beneficial interest outstanding throughout each period:

Class O Shares(1)                           1998(2)           1997(3)       1996(3)(4)       1996           1995           1994(5)
====================================================================================================================================
Net Asset Value, Beginning of Period        $22.18            $19.15        $17.41           $16.33         $15.69         $15.65
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                      0.18              0.30          0.12             0.29           0.36           0.23
   Net realized and unrealized gain           1.38              4.28          2.21             1.99           1.48           1.02
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  1.56              4.58          2.33             2.28           1.84           1.25
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.30)            (0.30)        (0.12)           (0.29)         (0.35)         (0.49)
   Net realized gains                        (0.37)            (1.25)        (0.47)           (0.91)         (0.14)         (0.52)
   Capital                                      --                --            --               --          (0.71)         (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.67)            (1.55)        (0.59)           (1.20)         (1.20)         (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $23.07            $22.18        $19.15           $17.41         $16.33         $15.69
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                  7.14%++          24.60%        13.58%++         14.30%         12.36%          8.12%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $126,214           $93,676       $42,637          $31,044        $12,937         $1,878
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.57%+            1.56%         1.55%+           1.59%          1.62%          1.60%
   Net investment income                      1.29+             1.41          1.61+            1.68           2.35           1.65
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         19%               43%           30%              58%            63%            34%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)            $0.06             $0.06         $0.06            $0.06             --             --
====================================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class O shares.

(2)  For the six months ended June 30, 1998 (unaudited).

(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(4)  For the period from August 1, 1996 to December 31, 1996.

(5)  On November 7, 1994, the former Class D shares were renamed Class C shares.

(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                             1998(1)          1997(2)        1996(2)(3)           1996(4)
=======================================================================================================
Net Asset Value, Beginning of Period       $22.24           $19.17           $17.42              $17.57
-------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                     0.24             0.47             0.17                0.19
   Net realized and unrealized gain          1.42             4.29             2.23                0.33
-------------------------------------------------------------------------------------------------------
Total Income From Operations                 1.66             4.76             2.40                0.52
-------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.34)           (0.44)           (0.18)              (0.21)
   Net realized gains                       (0.37)           (1.25)           (0.47)              (0.46)
-------------------------------------------------------------------------------------------------------
Total Distributions                         (0.71)           (1.69)           (0.65)              (0.67)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $23.19           $22.24           $19.17              $17.42
-------------------------------------------------------------------------------------------------------
Total Return                                 7.58%++         25.61%           13.95%++             2.93%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $62,875          $50,882          $26,585             $13,192
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  0.76%+           0.76%            0.80%+              0.87%+
   Net investment income                     2.08+            2.22             2.36+               2.24+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        19%              43%              30%                 58%
-------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions              $0.06            $0.06            $0.06               $0.06
=======================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from August 1, 1996 to December 31, 1996.

(4)  For the period from February 7, 1996 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        27

================================================================================
Additional Shareholder Information (unaudited)
================================================================================


On February 6, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Trustees of the Trust; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                          Shares Voted               Percentage             Shares Voted              Percentage
Name of Trustee                                For                  Shares Voted               Against               Shares Voted
===================================================================================================================================
Lee Abraham                              470,650,429.393               97.232%             13,397,258.703               2.768%
Alan J. Bloostein                        470,662,468.281               97.235              13,385,219.815               2.765
Richard E. Hanson, Jr.                   470,785,649.601               97.260              13,262,038.495               2.740
Heath B. McLendon                        470,800,123.228               97.263              13,247,564.868               2.737
===================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

=====================================================================================
"M"   Diversification                                                        Approved
-------------------------------------------------------------------------------------
"M"   Industry Concentration                                                 Approved
-------------------------------------------------------------------------------------
"M"   Borrowing                                                              Approved
-------------------------------------------------------------------------------------
"E"   Pledging Assets                                                        Approved
-------------------------------------------------------------------------------------
"M"   Lending by the Fund                                                    Approved
-------------------------------------------------------------------------------------
"R"   Margin and Short Sales                                                 Approved
-------------------------------------------------------------------------------------
"M"   Real Estate                                                            Approved
-------------------------------------------------------------------------------------
"R"   Securities of other Investment Companies                               Approved
-------------------------------------------------------------------------------------
"R"   Investments in Oil, Gas, Land and Mineral Exploration                  Approved
-------------------------------------------------------------------------------------
"R"   Puts and Calls                                                         Approved
=====================================================================================


The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

                            Percentage                                     Percentage                                   Percentage
  Shares Voted               of Shares             Shares Voted             of Shares              Shares                of Shares
       For                     Voted                  Against                 Voted              Abstaining              Abstained
====================================================================================================================================
88,627,499.135                90.837%              1,576,331.031             1.616%             7,364,001.686             7.547%
====================================================================================================================================

--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

Smith Barney
Premium Total
Return Fund

Trustees                                Investment Adviser
Lee Abraham                             Smith Barney Strategy Advisers Inc.
Allan J. Bloostein
Richard E. Hanson, Jr.                  Distributor
Heath B. McLendon, Chairman             Smith Barney Inc.

Officers                                Custodian
Heath B. McLendon                       PNC Bank, N.A.
President and Chief Executive Officer
                                        Shareholder Servicing Agent
Lewis E. Daidone                        First Data Investor Services Group, Inc.
Senior Vice President and Treasurer     P.O. Box 9134
                                        Boston, MA 02205-9134
Harry J. Rosenbluth
Investment Officer

Thomas M. Reynolds                      This report is submitted for the
Controller                              general information of shareholders of
                                        Smith Barney Income Funds -- Smith
Christina T. Sydor                      Barney Premium Total Return Fund. It
Secretary                               is not authorized for distribution to
                                        prospective investors unless
                                        accompanied by a current Prospectus
                                        for the Fund, which contains
                                        information concerning the Fund's
                                        investment policies and expenses as
                                        well as other pertinent information.


                                                SMITH BARNEY
                                                --------------------------------
                                                A Member of TravelersGroup[LOGO]




                                        Smith Barney Premium
                                        Total Return Fund
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD2169 8/98